                                                                       EXHIBIT 4


                                 COMMON STOCK

                                  CERTIFICATE

                                   NO.
                                       -----

                      For                          Shares
                          -------------------------

                                   Issued to

                  -------------------------------------------

                  -------------------------------------------

                  -------------------------------------------

                  Dated                               19
                       -------------------------------  -----
                             FROM WHOM TRANSFERRED


                  -------------------------------------------

                  Dated                               19
                       -------------------------------  -----

                  NO. ORIGINAL    NO. ORIGINAL   NO. OF SHARES
                  CERTIFICATE        SHARES       TRANSFERRED




                  -------------------------------------------

                  Received CERTIFICATE NO.
                                          -------------------

                  For                                  Shares
                     ----------------------------------

                  this             day of             19
                      -------------      -------------  -----

                  -------------------------------------------

                  -------------------------------------------




                       ORGANIZED UNDER THE LAWS OF TEXAS


                           GUARANTY BANCSHARES, INC.

                              MT. PLEASANT, TEXAS
                         AUTHORIZED SHARES 50,000,000

THIS CERTIFIES THAT
                   -------------------------------------------------------------

is owner of                                   shares of the Common Capital Stock
           -----------------------------------

                           GUARANTY BANCSHARES, INC.

                              MT. PLEASANT, TEXAS


hereinafter called the "corporation", transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

     The amount of the Common Capital Stock of the corporation is set forth on the books of the corporation and the par value of the shares of Common Capital Stock of the corporation is set forth in the Articles of Incorporation of the corporation, as amended or to be amended hereafter, which Articles of Incorporation and any and all amendments thereof are on file at the office of the corporation and are hereby expressly incorporated herein by reference and to all of which the holder, by acceptance hereof, hereby agrees and assents.
                  IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.

                  Dated                                , 19
                       --------------------------------    ----

                  -----------------------------       --------------------------
                           Secretary

                                   NO.
                                       ----

                           GUARANTY BANCSHARES, INC.
                              MT. PLEASANT, TEXAS

                                  CERTIFICATE
                                      FOR

                         -----------------------------

                                    OF THE
                                    COMMON
                                    CAPITAL
                                     STOCK

                                   ISSUED TO


                         -----------------------------
                                     DATED


                         -----------------------------


        For Value Received,             hereby sell, assign and transfer unto
                            -----------

-------------------------------------------------------------------------------

                                                             Shares represented
------------------------------------------------------------
by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                    Attorney to
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transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated                    19
             -------------------   --

            In presence of

-------------------------------------   -----------------------------------

                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




This Corporation is authorized to issue shares of more than one class of stock. A full statement of all the designations, relative rights, preferences and limitations of the shares of each class of stock which the Corporation is authorized to issue is set forth in the Articles of Incorporation on file in the office of the Secretary of State of Texas. A copy of this statement will be furnished to the record holder of this certificate, without charge, upon written request being made to the Corporation at its principal place of business or registered office.

This certificate and the shares represented by it are subject to the Articles of Incorporation which limits or denies pre-emptive rights with respect to these shares. A full statement of this limitation or denial is set forth in the Articles of Incorporation on file in the office of the Secretary of State of Texas. A copy of this statement will be furnished to the record holder of this certificate, without charge, upon written request being made to the corporation at its principal place of business or registered office.